Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income, the Fund paid three monthly dividends of 6.5 cents per share during the third quarter. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, or a 7.29% common stock dividend yield based on the September 29, 2006, closing price of $10.70 per share. That yield compares favorably with the September 29 yields of 3.13% on the Dow Jones Utility Index and 3.16% on the S&P Utilities Index.

     Your Fund had a total return (income plus change in market price) of 6.9% for the quarter ended September 29, 2006. In comparison, the S&P Utilities Index had a total return of 6.1% . A composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 5.9% .

     On a longer-term basis, as of September 29, 2006, your Fund had a five-year cumulative total return of 46.8% . In comparison, the S&P Utilities Index had a total return during that period of 37.8%, while a composite of the S&P Utilities Index and the Lehman Utility Bond Index, reflecting the stock and bond ratio of the Fund, had a total return of 34.2% .

     Economic Outlook: The rate of domestic economic growth, as measured by Gross Domestic Product (GDP), declined to a 1.6% annualized rate in the third quarter of 2006 from 2.5% in the second quarter and 5.6% in the first quarter. The current economic soft patch is the result of the combined effect of high energy prices, higher interest rates, and a weak residential construction and pricing environment. The American consumer is facing those issues from the added perspective of low real wage growth, high debt levels, and low savings.

     Although the cooling in aggregate consumption has been concentrated largely in the housing and auto related sectors, policy makers at the Federal Reserve (Fed) are keenly aware of the risks associated with declining growth and deteriorating consumer sentiment. As a result, short-term interest rates were left unchanged by the Fed for a third consecutive meeting in late October.

     Meanwhile, strong corporate balance sheets, earnings, and profit margins indicate strength in the broad-based business operating environment, and provide support for high capacity utilization and continued low unemployment. The favorable employment outlook and recently moderating energy prices are expected to boost disposable income growth and very likely fourth quarter GDP. As long as any upturn in economic growth is accompanied by moderating core inflation, exclusive of energy and housing, monetary policy makers are unlikely to move interest rates higher.

     Given the current elevated inflation rates and the uncertainty over the effects of recent monetary policy actions, we do not anticipate that short-term interest rates will be guided lower near-term either. The Fed has made it absolutely clear that it expects moderating economic growth to be reflected in moderating core inflation. Unfortunately, monetary policy drives while looking into the rear-view mirror at inflection points of the economy. Inflation lags economic activity and economic activity lags monetary policy. Therefore, it may be some time before the Fed concludes its policies have been successful in moderating core inflation.

     The capital markets so far this year are expressing optimism on both the economy and inflation. Long-term bond yields have declined since the beginning of the year, and the broad stock market and your Fund are posting positive returns. Regardless of the economic and investment environment, your Fund managers will continue to seek high quality companies with favorable dividend policies.

     Mergers in the News: Merger and acquisition activity has been increasing in the utility sector. WPS Resources recently announced the proposed acquisition of Peoples Energy, MDU Resources Group announced the proposed acquisition of Cascade Natural Gas, and Duquesne Light Holdings is being acquired by an Australian infrastructure fund led by Macquarie Bank. Of special interest in these transactions is that they involve medium-to-small capitalization utilities. Last year when the Energy Policy Act was passed, repealing the Public Utility Holding Company Act, some industry observers believed that large capitalization utilities would be combining to form mega utilities.

     From the viewpoint of your Fund’s managers, mergers of large utilities will face the same challenges that the recently failed Exelon—Public Service Enterprise Group and the FPL Group—Constellation Energy Group combinations encountered. In the rush to deregulate and disaggregate the electric industry and open electricity markets to competition in the 1990’s, regulators encouraged low cost generation, especially nuclear facilities, to be sold to entities beyond their regulatory reach and at what now appears to be too low a price. Regulators are now holding the larger merger transactions hostage, trying to extract some of the lost value back for consumers. As cost saving synergies are clawed back from the economics of large mergers, the incentive for utility managements to invest time and effort to move mergers forward on behalf of shareholders is reduced.

     Before making or holding any investment, your Fund managers must assess the capability of utility managements involved in a proposed merger transaction to negotiate regulatory issues, and decide whether a merger would increase our shareholders’ value.

     Behind the Scenes at your Fund: Since its inception in 1987 your Fund has used J.J.B. Hilliard, W.L. Lyons, Inc. as its Administrator. Although some shareholders have had direct contact with the Administrator, most are unaware of the broad range of support that it provides. Among many other things, the Administrator: prepares expense tables and required information for shareholder reports and prospectuses, prepares various reports for use at Board meetings, monitors compliance with IRS, SEC and rating agency rules, and monitors and resolves issues in regard to shareholder distributions. Your Fund’s Treasurer is an employee of the Administrator. Every year the Fund’s Board of Directors reviews the performance of the Administrator to ensure the highest level of service.

     Board of Directors’Actions: At the regular Board of Directors’ meeting in August 2006, the Board declared the September, October, and November dividends. As is customary, the Board will declare the December, January and February dividends in mid-December.

     The determination of the character of all Fund distributions (specifying which portion is ordinary income, qualifying dividend income, short or long term capital gains, or return of capital) is made each year-end and is reported to shareholders on Form 1099-DIV, which is mailed every year in late January or early February.

     At the February 2006 Board of Directors meeting, the Board reviewed the Fund’s dividend policy and reaffirmed the current 6.5 cent per share per month dividend rate. Interest rates remain historically low despite recent Federal Reserve actions, and utility common stock dividend yields are well below their long-term average. Since 2004, the Fund has made increased use of realized gains to supplement its investment income and has reduced its use of short-term trading strategies designed to capture dividend income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders derived from realized gains will be treated as ordinary income for tax purposes. Once the Fund utilizes all of its tax loss carryforwards and, in the absence of an increase in the yields available on Fund investments and/or realizable gains on Fund investments, the Fund’s dividend distributions may include a portion of non-taxable return of capital in order to maintain the dividend rate.

     Automatic Dividend Reinvestment Plan and Direct Deposit Service—The Fund has a dividend reinvestment plan available as a benefit to all registered shareholders and also offers direct deposit service through electronic funds transfer to all registered shareholders currently receiving a monthly dividend check. These services are offered through The Bank of New York. For more information and/or an authorization form on automatic dividend reinvestment or direct deposit, please contact The Bank of New York (1-877-381-2537 or http://stock.bankofny.com). Information on these services is also available on the Fund’s web site at the address noted below.

     Visit us on the Web—You can obtain the most recent shareholder financial reports and dividend information at our web site, http://www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Francis E. Jeffries, CFA	Nathan I. Partain, CFA
Chairman of the Board	President and Chief
Executive Officer

DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS
(UNAUDITED)
September 30, 2006

COMMON STOCKS—98.7%

		Market
		Value
Shares	Description	(Note 1)

	■ ELECTRIC AND GAS—71.2%

982,300	Ameren Corp.	$51,855,617
1,000,000	Atmos Energy Corp.	28,550,000
3,071,300	CenterPoint Energy Inc.	43,981,016
1,125,000	Consolidated Edison Inc.	51,975,000
2,030,000	Duke Energy Corp.	61,306,000
900,000	Endesa S.A. (Spain)	38,249,504
1,100,000	Energy East Corp.	26,092,000
1,464,000	Exelon Corp.	88,630,560
1,735,000	FPL Group Inc.	78,075,000
1,535,000	FirstEnergy Corp.	85,745,100
800,000	Great Plains Energy Inc.	24,816,000
188,673	National Grid PLC ADR	11,827,910
675,714	National Grid PLC (United Kingdom)	8,425,189
800,000	Nicor Inc.	34,208,000
1,000,000	Northeast Utilities Inc.	23,270,000
2,237,200	NSTAR	74,632,992
1,000,000	OGE Energy Corp.	36,110,000
1,296,733	Oneok Inc.	49,003,540
1,350,000	PG&E Corp.	56,227,500
1,200,000	PPL Corp.	39,480,000
1,500,000	Pinnacle West Capital Corp.	67,575,000
1,375,000	Progress Energy Inc.	62,397,500
1,000,000	Puget Energy, Inc.	22,730,000
393,000	RWE AG (Germany)	36,267,104
600,000	SCANA Corp.	24,162,000
1,000,000	Scottish & Southern Energy ADR	24,619,400
850,000	Scottish & Southern Energy PLC (United Kingdom)	20,926,653
1,587,301	Scottish Power PLC (United Kingdom)	19,316,976
2,000,000	Southern Co.	68,920,000
1,625,000	Teco Energy Inc.	25,431,250
1,500,000	Vectren Corp.	40,275,000
1,000,000	WGL Holdings Inc.	31,340,000

The accompanying notes are an integral part of the financial statement.

 DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2006

		Market
		Value
Shares	Description	(Note 1)

581,000	WPS Resources Corp.	$28,835,030
1,000,000	Westar Energy Inc.	23,510,000
3,499,304	Xcel Energy Inc.	72,260,628

		1,481,027,469

	■ TELECOMMUNICATION—15.8%

1,799,230	AT&T Inc.	58,582,929
1,464,000	BCE Inc.	39,659,760
565,000	BT Group PLC ADR	28,572,050
1,377,000	Chunghwa Telecom Co. Ltd. ADR	23,835,870
2,500,000	Citizens Communications Co.	35,100,000
1,028,000	Telecom Italia SpA ADR	29,123,240
856,250	Telecom Corp of New Zealand Ltd. ADR	19,205,688
4,855,000	TeliaSonera AB (Sweden)	31,136,446
1,719,492	Verizon Communications Inc.	63,844,738

		329,060,721

	■ NON-UTILITY—11.7%

98,632	AMB Property Corp.	5,435,609
76,015	Alexandria Real Estate Equities Inc.	7,130,207
40,000	Apartment Investment and Management Co.	2,176,400
192,850	Archstone Smith Trust	10,498,754
66,221	AvalonBay Communities Inc.	7,973,008
90,195	Boston Properties Inc.	9,320,751
64,978	Camden Property Trust	4,938,978
182,500	Corporate Office Properties Trust	8,168,700
151,112	Developers Diversified Realty Corp.	8,426,005
103,223	Diamondrock Hospitality Co.	1,714,534
161,313	Digital Realty Trust Inc.	5,052,323
170,450	Equity Office Properties Trust	6,777,092
262,269	Equity Residential	13,265,566
66,504	Essex Property Trust Inc.	8,073,586
207,293	Extra Space Storage Inc.	3,588,242
15,000	Federal Realty Investment Trust	1,114,500

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2006

		Market
		Value
Shares	Description	(Note 1)

159,118	General Growth Properties Inc.	$7,581,973
44,159	Hospitality Properties Trust	2,084,305
425,785	Host Hotels & Resorts Inc.	9,763,250
73,078	Kilroy Realty Corp.	5,505,696
215,015	Kimco Realty Corp.	9,217,693
74,629	LaSalle Hotel Properties	3,234,421
103,444	The Macerich Co.	7,898,984
13,630	Pan Pacific Retail Properties Inc.	946,195
248,630	ProLogis	14,186,828
124,335	Public Storage Inc.	10,691,567
55,055	Reckson Associates Realty Corp.	2,356,354
75,535	Regency Centers Corp.	5,193,787
81,284	SL Green Realty Corp.	9,079,423
200,020	Simon Property Group Inc.	18,125,812
56,598	Strategic Hotels and Resorts Inc.	1,125,168
202,422	Sunstone Hotel Investors Inc.	6,015,982
184,367	United Dominion Realty Trust Inc.	5,567,883
173,891	Ventas Inc.	6,701,759
120,381	Vornado Realty Trust	13,121,529

		242,052,864

	Total Common Stocks (Cost—$1,657,848,068)	2,052,141,054

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2006

PREFERRED STOCKS—10.4%

		Market
		Value
Shares	Description	(Note 1)

	■ UTILITY—4.3%

700,000	Entergy Corp. 7 5/8% due 2/17/09	$38,094,000
1,200,000	Great Plains Energy Inc. 8% due 2/16/07	29,904,000
220,000	Southern California Edison 6 1/8% Perpetual	21,993,136

		89,991,136

	■ NON-UTILITY—6.1%

710,432	AMB Property Corp. 7% Series O Perpetual	18,073,390
17,300	AvalonBay Communities Inc. 8.70% Series H Perpetual	473,847
650,000	Duke Realty Corp. 6.95% Series M Perpetual	16,562,000
104,900	Equity Office Properties Trust 7 3/4% Series G Perpetual	2,664,460
300,000	Federal National Mortgage Association 7% Perpetual	15,956,250
400,000	New Plan Excel Realty Trust 7 5/8% Series E Perpetual	10,216,000
8,500	ProLogis 6 3/4% Series F Perpetual	212,500
9,600	ProLogis 6 3/4% Series G Perpetual	240,000
208,600	Public Storage Inc. 6.95% Series H Perpetual	5,283,838
900,000	Public Storage Inc. 7 1/4% Series I Perpetual	23,328,000
600,000	Realty Income Corp. 7 3/8% Series D Perpetual	15,240,000
200,000	Vornado Realty Trust 7% Series E Perpetual	5,114,000
234,900	Vornado Realty Trust 6 5/8% Series G Perpetual	5,708,070
350,000	Vornado Realty Trust 6 5/8% Series I Perpetual	8,522,500

		127,594,855

	Total Preferred Stocks (Cost—$213,330,081)	217,585,991

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2006

BONDS—43.1%

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

	■ ELECTRIC AND GAS—14.2%

$22,000,000	Arizona Public Service Company
	6 7/8%, due 8/01/36	Baa2	BBB-	$23,015,366
19,450,000	Comed Financing II
	8½%, due 1/15/27	Ba1	BBB-	20,192,776
9,304,000	Commonwealth Edison Co.
	8%, due 5/15/08	Baa1	A-	9,680,430
24,000,000	Dominion Resources Capital Trust I
	7.83%, due 12/01/27	Baa3	BB+	24,994,200
20,000,000	Duke Energy Corp., Series D
	7 3/8%, due 3/01/10	A3	BBB	21,293,880
5,000,000	Entergy Corp.
	6.30%, due 9/01/35	Baa1	A-	4,886,610
10,000,000	FirstEnergy Corp., Series B
	6.45%, due 11/15/11	Baa3	BBB-	10,443,070
24,340,000	Illinois Power Co.
	7½%, due 6/15/09	Baa2	BBB+	25,627,927
17,000,000	Keyspan Corp.
	7 5/8%, due 11/15/10	A3	A	18,361,700
15,825,000	Niagara Mohawk Power Corp.
	8 7/8%, due 5/15/07	Baa1	A-	16,150,615
10,000,000	Northern Border Partners LP
	8 7/8%, due 6/15/10	Baa2	BBB	11,087,840
5,000,000	NSTAR
	8% due 2/15/10	A2	A	5,406,640
9,000,000	PSEG Power LLC
	8 5/8%, due 4/15/31	Baa1	BBB	11,703,699
15,000,000	Progress Energy Inc.
	7.10%, due 3/01/11	Baa2	BBB-	16,094,340
22,750,000	Puget Capital Trust
	8.231%, due 6/01/27	Ba1	BB	22,195,742

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)

September 30, 2006

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

$12,915,000	Sempra Energy
	7.95%, due 3/01/10	Baa1	BBB+	$13,937,635
13,000,000	Southern Co. Capital Trust II
	8.14%, due 2/15/27	Baa1	BBB+	13,614,224
6,488,000	Southern Union Co.
	7.60%, due 2/01/24	Baa3	BBB	6,780,382
8,850,000	Southern Union Co.
	8¼%, due 11/15/29	Baa3	BBB	9,843,820
10,000,000	TE Products Pipeline Co.
	7.51%, due 1/15/28	Baa3	BBB-	10,445,940

				295,756,836
	■ TELECOMMUNICATION—17.5%

17,200,000	AT&T Wireless Services Inc.
	7½%, due 5/01/07	Baa1	A	17,402,289
11,500,000	Alltel Corp.
	7 7/8%, due 7/01/32	A2	A-	13,035,434
15,098,000	BellSouth Capital Funding Corp.
	7¾%, due 2/15/10	A2	A	16,168,886
10,000,000	BellSouth Capital Funding Corp.
	7 7/8%, due 2/15/30	A2	A	11,426,990
22,000,000	British Telecom PLC
	8 3/8%, due 12/15/10	Baa1	BBB+	24,676,080
15,000,000	Centurytel Inc.
	8 3/8%, due 10/15/10	Baa2	BBB	16,328,655
15,000,000	Centurytel Inc.
	6 7/8%, due 1/15/28	Baa2	BBB	14,485,185
5,645,000	Comcast Cable Communications Inc.
	8 3/8%, due 5/01/07	Baa2	BBB+	5,741,518
13,900,000	Comcast Corp.
	7.05%, due 3/15/33	Baa2	BBB+	14,930,671
10,000,000	France Telecom SA
	7 3/4%, due 3/01/11	A3	A-	10,966,040

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)

September 30, 2006

		Ratings

			Standard	Market
			and	Value
Par Value		Moody’s	Poor’s	(Note 1)

$ 17,625,000	GTE Corp.
	7.90%, due 2/01/27	Baa1	A	$18,381,025
17,000,000	Koninklijke KPN NV
	8%, due 10/01/10	Baa2	BBB+	18,382,117
15,000,000	Koninklijke KPN NV
	8 3/8%, due 10/01/30	Baa2	BBB+	17,243,835
24,104,000	Nextel Communications Corp.
	7 3/8%, due 8/01/15	Baa3	BBB+	24,894,105
10,000,000	Sprint Capital Corp.
	8 3/8%, due 3/15/12	Baa3	BBB+	11,220,220
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15	Baa2	BBB+	11,860,320
32,000,000	Telecom Italia Capital
	7.20%, due 7/18/36	Baa2	BBB+	32,991,776
15,000,000	Telefonica Emisiones SAU
	7.045%, due 6/20/36	Baa1	BBB+	15,880,665
11,500,000	Telefonica Europe BV
	7 3/4%, due 9/15/10	Baa1	BBB+	12,425,842
5,000,000	Telefonica Europe BV
	8 1/4%, due 9/15/30	Baa1	BBB+	5,971,320
10,000,000	Telus Corp.
	7 1/2%, due 6/01/07	Baa2	BBB+	10,132,060
10,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30	A3	A	12,071,682
20,000,000	Vodafone Group PLC
	7 3/4%, due 2/15/10	A3	A-	21,461,760
5,000,000	Vodafone Group PLC
	7 7/8%, due 2/15/30	A3	A-	5,879,790

				363,958,265

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)

September 30, 2006

			Ratings

				Standard	Market
				and	Value
Par Value			Moody’s	Poor’s	(Note 1)

		■ NON-UTILITY—11.4%

#$	30,000,000	Bank of America, NA
		5.43%, due 6/13/07	Aa1	AA	$30,010,410
	8,000,000	Dayton Hudson Corp.
		9 7/8%, due 7/01/20	A1	A+	11,342,936
	9,600,000	Duke Realty LP
		6.80%, due 2/12/09	Baa1	BBB+	9,892,627
	10,000,000	EOP Operating LP
		7 3/4%, due 11/15/07	Baa2	BBB	10,246,140
	100,000,000	Federal National Mortgage Association
		7 1/2%, due 7/18/08	Aaa	AAA	100,645,100
#	25,000,000	Harrier Finance Funding LLC
		5.32%, due 11/15/06	Aaa	AAA	24,998,991
#	25,000,000	Premier Asset Collateralized Entity LLC
		5.36%, due 4/25/07	Aaa	AAA	25,006,850
#	25,000,000	Stanfield Victoria Funding LLC
		5.33%, due 1/22/07	Aaa	AAA	25,003,225

					237,146,279

		Total Bonds (Cost—$908,240,008)			896,861,380

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2006

SHORT-TERM INSTRUMENTS—35.1%

			Market
Par Value/			Value
Shares			(Note 1)

#$	7,785,954	AIM STIC Liquid Assets Portfolio	$7,785,954
#	5,000,000	Banc of America Securities LLC Repurchase Agreement, 5.415%,
		dated 9/29/06, due 10/02/06, with a repurchase price of $5,002,256
		and collateralized by $5,100,000 market value of corporate bonds
		having an average coupon rate of 6.50% and an original weighted
		average maturity of 1/15/12	5,000,000
#	125,000,000	BNP Paribas Securities Repurchase Agreement, 5.425%, dated 9/29/06,
		due 10/02/06, with a repurchase price of $125,056,510 and collateralized
		by $127,500,001 market value of asset-backed securities (ABS) and
		corporate bonds having an average coupon rate of 5.98% and an original
		weighted average maturity of 10/16/16	125,000,000
#	50,000,000	Citigroup Global Markets Inc. Master Note
		5.45%, due 10/02/06	50,000,000
#	120,000,000	Credit Suisse First Boston LLC Repurchase Agreement, 5.425%,
		dated 9/29/06, due 10/02/06, with a repurchase price of $120,054,250
		and collateralized by $122,403,118 market value of ABS having an
		average coupon rate of 6.57% and an original weighted average
		maturity of 6/03/36	120,000,000
#	90,000,000	Dresdner Kleinwort Wasserstein Securities LLC Repurchase Agreement,
		5.425%, dated 9/29/06, due 10/02/06, with a repurchase price of
		$90,040,688 and collateralized by $91,804,313 market value of corporate
		bonds having an average coupon rate of 5.33% and an original weighted
		average maturity of 8/19/18	90,000,000
#	18,560,000	Fenway Funding LLC
		5.44%, due 10/02/06	18,557,195
#	113,000,000	Goldman Sachs & Co. Repurchase Agreement, 5.445%, dated 9/29/06,
		due 10/02/06, with a repurchase price of $113,051,274 and collateralized
		by $115,260,001 market value of ABS and collateralized mortgage
		obligations (CMOs) having an average coupon rate of 5.47% and an
		original weighted average maturity of 2/21/35	113,000,000
#	50,000,000	Greenwich Capital Markets Inc. Repurchase Agreement, 5.455%,
		dated 9/29/06, due 10/02/06, with a repurchase price of $50,022,729
		and collateralized by $51,005,043 market value of CMOs having an
		average coupon rate of 4.74% and an original weighted average
		maturity of 5/28/27	50,000,000

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2006

			Market
	Par Value/		Value
	Shares		(Note 1)

#$	100,000,000	Lehman Brothers Inc. Repurchase Agreement, 5.425%,
		dated 9/29/06, due 10/02/06, with a repurchase price of
		$100,045,208 and collateralized by $102,002,311 market value
		of CMOs and corporate bonds having an average coupon rate of
		4.99% and an original weighted average maturity of 4/18/21	$100,000,000
#	50,000,000	Nomura Securities International Inc. Repurchase Agreement,
		5.425%, dated 9/29/06, due 10/02/06, with a repurchase price of
		$50,022,604 and collateralized by $51,000,000 market value of
		CMOs and corporate bonds having an average coupon rate of 5.17%
		and an original weighted average maturity of 7/09/39	50,000,000

		Total Short-Term Instruments (Amortized Cost—$729,343,149)	729,343,149

		Total Investments—187.3% (Cost—$3,508,761,306)	3,895,931,574

	OTHER ASSETS LESS LIABILITIES—(63.3%)		(1,316,012,681)

	AUCTION PREFERRED STOCK—(24.0%)
	(12,000 shares issued and outstanding; liquidation preference $25,000 per share)		(500,000,000)

	NET ASSETS APPLICABLE TO COMMON STOCK—100.0%
	(equivalent to $9.21 per share of common stock based on 225,866,244 shares
	of common stock outstanding; authorized 250,000,000 shares)		2,079,918,893

	# This security was purchased with the cash proceeds from securities loans.

	The percentage shown for each investment category is the total value of that
	category as a percentage of the net assets applicable to common shares of the Fund.

The accompanying notes are an integral part of the financial statement.

     DNP SELECT INCOME FUND INC.
STATEMENT OF NET ASSETS—(Continued)
(UNAUDITED)
September 30, 2005

(1)	Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at the last reported sales price, or if there was no sale on the pricing date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

(2)	At December 31, 2005, the Fund’s most recent fiscal tax year end, based on a tax cost of investments of $3,010,132,491, the Fund had gross unrealized appreciation of $362,153,165 and gross unrealized depreciation of $83,919,490.

Board of Directors

FRANCIS E. JEFFRIES
Chairman

NANCY LAMPTON
Vice Chairman

STEWART E. CONNER

CONNIE K. DUCKWORTH

ROBERT J. GENETSKI

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

DAVID J. VITALE

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer
and Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President
and Secretary

JOSEPH C. CURRY, JR.
Senior Vice President and Treasurer

JOYCE B. RIEGEL
Chief Compliance Officer

MICHAEL SCHATT
Senior Vice President

DIANNA P. WENGLER
Vice President and
Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the
New York Stock Exchange under
the symbol DNP

55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent
Dividend Disbursing
Agent and Custodian

The Bank of New York
Shareholder Relations
Church Street Station
P.O. Box 1258
New York, New York 10286-1258
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603

Administrator

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
Louisville, Kentucky 40202
(888) 878-7845

Legal Counsel

Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

DNP Select Income Fund Inc.

Third Quarter Report September 30, 2006